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                                                                  EXHIBIT 23.1

                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Home Shopping Network, Inc.

We consent to the incorporation by reference herein of our reports dated February 15, 1994, appearing in and incorporated by reference in the December 31, 1993 annual report on Form 10-K of Home Shopping Network, Inc.

                              KPMG Peat Marwick

St. Petersburg, Florida
May 31, 1994